                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 8, 2000


                      CYBEX COMPUTER PRODUCTS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       ALABAMA                      000-26496                 63-0801728
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification No.)


                              4991 CORPORATE DRIVE
                           HUNTSVILLE, ALABAMA 35805
              (Address of Principal Executive Offices / Zip Code)


                                 (256) 430-4000
              (Registrant's telephone number, including area code)

Item 5.           Other Events

         Cybex Computer Products Corporation ("Cybex") and Apex Inc. ("Apex") have entered into a merger agreement dated as of March 8, 2000 pursuant to which the two companies intend to combine their businesses (the "Merger"). In the Merger, Cybex and Apex will each merge into separate transitory subsidiaries of Aegean Sea Inc., a newly formed Delaware corporation. After the Merger, Cybex and Apex will be wholly owned subsidiaries of Aegean Sea Inc. The parties intend to agree upon a new name for Aegean Sea Inc. prior to the closing of the Merger.

         A copy of the merger agreement is attached hereto as Exhibit 2.1. Such
Exhibit is incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibit

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(a)               Financial Statements of Business Acquired.

                  None.

(b)               Pro Forma Financial Information.

                  None.

(c)               Exhibits.

                      2.1                   Agreement and Plan of
                                            Reorganization, dated as of March
                                            8, 2000, by and among Apex Inc.,
                                            Aegean Sea Inc. and Cybex Computer
                                            Products Corporation (Schedules and
                                            exhibits have been omitted pursuant
                                            to Item 601(b)(2) of Regulation
                                            S-K. The Company hereby undertakes
                                            to furnish supplementally copies of
                                            any of the omitted schedules and
                                            exhibits upon request by the
                                            Securities and Exchange
                                            Commission.)

                     99.1                   Press Release dated March 8, 2000

                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBEX COMPUTER PRODUCTS CORPORATION




Dated:   March 16, 2000       By: /s/ Doyle C. Weeks
                                 ----------------------------------------------
                                 Doyle C. Weeks
                                 Executive Vice President, Group Operations and Business Development

                                 EXHIBIT INDEX

Document                                                              Page No.

2.1                        Agreement and Plan of
                           Reorganization, dated as of March
                           8, 2000, by and among Apex Inc.,
                           Aegean Sea Inc. and Cybex Computer
                           Products Corporation (Schedules and
                           exhibits have been omitted pursuant
                           to Item 601(b)(2) of Regulation
                           S-K. The Company hereby undertakes
                           to furnish supplementally copies of
                           any of the omitted schedules and
                           exhibits upon request by the
                           Securities and Exchange
                           Commission.)

99.1                       Press Release dated March 8, 2000